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                                                                   EXHIBIT 10.13


                          PARAGON TRADE BRANDS, INC.

                 Stock Option Plan for Non-Employee Directors


     1.   Name of Plan. This plan shall be known as the "Paragon Trade Brands,
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Inc. Stock Option Plan for Non-Employee Directors" and is hereinafter referred to as the "Plan."

     2.   Purpose of Plan. The purpose of the Plan is to enable Paragon Trade
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Brands, Inc. a Delaware corporation (the "Company"), to attract and retain individuals of exceptional ability to serve as directors and to promote alignment of the common interests of its directors and stockholders in enhancing the value of the Company's common stock ("Common Stock").

     3.   Effective Date and Term. The Plan shall be effective as of the date it
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is adopted by a favorable vote of majority of the outstanding shares of Common
Stock, and shall remain in effect, as amended from time to time, until terminated as provided in the Plan.

     4.   Eligible Participants. Each member of the Board of Directors of the
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Company (the "Board") from time to time who is not concurrently an employee of the Company or any of its subsidiaries shall be a participant ("Participant") in the Plan.

     5.   Shares Available Under the Plan.  The aggregate number of shares
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which may be issued or delivered and as to which grants of stock options may be made under the Plan is 100,000 shares of Common Stock, subject to adjustment and substitution as set forth in Section 8. If any stock option granted under the Plan is canceled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto and not exercised shall again be available for purposes of the Plan. The shares which may be issued or delivered under the Plan may be either authorized but unissued shares or reacquired shares or a combination of previously unissued shares and reacquired shares.

     6.   Grant of Stock Options. (a) On the first business day following the
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day of each annual meeting of the stockholders of the Company, each person who is then a member of the Board and who is not then an employee of the Company or any of its subsidiaries ( a "non-employee Director") shall automatically and without further action by the Board or the Committee be granted a stock option to purchase 3,000 shares of Common Stock, subject to adjustment and substitution as set forth in Section 8. If the number of shares then remaining available for the grant of stock options under the Plan is not sufficient for each non-employee Director to be granted an option for such number of shares (or the number of adjusted or substituted shares pursuant to Section 8), then each such non-employee Director shall be granted an option for a number of whole shares equal to the number of shares then remaining available divided by the number of non-employee Directors, disregarding any fractions of a share.

     (b) A stock option to purchase 3,000 shares of Common Stock, subject to adjustment and substitution as set forth in Section 8, shall automatically and without further action by the Board or the Committee be granted to each non-employee Director on the first business day following his or her initial election as a director of the Company.

     (c) Nothing contained in the Plan or in any option granted pursuant to the Plan shall in itself confer upon the individual to whom the option is granted any right to continue to serve as a director of the Company or interfere in any way with any right of the Board or the stockholders of the Company to remove such director pursuant to the Certificate of Incorporation or By-Laws of the Company or applicable law.
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     7.   Terms and Conditions of Stock Options. Stock options granted under the
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Plan shall be subject to the following terms and conditions:

          (A) The purchase price at which each stock option may be exercised (the "option price") shall be one hundred percent (100%) of the Fair Market Value per share of the Common Stock covered by the stock option on the date of grant; provided, however that the initial grant of options under the Plan on the day following the 2000 annual meeting of stockholders shall have an option price of $10.00 per share.

          (B) The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (by check, bank draft, money order or electronic bank transfer) or with shares of Common Stock. The date of exercise of a stock option shall be determined under procedures established by the Secretary of the Company. Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued or delivered under the Plan.

          (C) No stock option shall be exercisable during the first twelve (12) months of its term except in case of death as provided in Section 7(E). No stock option shall be exercisable after the earlier of (i) the expiration of five (5) years from the date of grant and (ii) the applicable expiration date as provided in Section 7(E). A stock option to the extent exercisable at any time may be exercised in whole or in part.

          (D) No stock option shall be transferable by the grantee otherwise than by will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All stock options shall be exercisable during the lifetime of the grantee only by the grantee or the grantee's personal representative.

          (E) If a grantee ceases to be a director of the Company, any outstanding stock options held by the grantee shall be exercisable and shall terminate according to the following provisions:

                    (i) If a grantee ceases to be a Director of the Company for any reason other than resignation, removal for cause or death, any then outstanding stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to ceasing to be a Director) at any time prior to the expiration date of such stock option or within one year after the date the grantee ceases to be a Director, whichever is the shorter period (for purposes of the Plan, "cause" shall mean any act of (a) fraud or intentional misrepresentation or (b) embezzlement, misappropriation, conversion of assets or opportunities of the Company or any direct or indirect majority-owned subsidiary of the Company);

                    (ii) If during his or her term of office as a Director a grantee resigns from the Board or is removed from office for cause, any outstanding stock option held by the grantee which is not exercisable by the grantee immediately prior to resignation or removal shall terminate as of the date of resignation or removal, and any outstanding stock option held by the grantee which is exercisable by the grantee immediately prior to resignation or removal shall be exercisable by the grantee at any time prior to the expiration date of such stock option or within 90 days after the date of resignation or removal, whichever is the shorter period;

                    (iii) Following the death of a grantee during service as a Director of the Company, any outstanding stock option held by the grantee at the time of death (whether or not exercisable by the grantee immediately prior to death) shall be exercisable by the person entitled to do so under the will of the grantee, or by such personal representative, at any time prior to the expiration date of such stock option or within 90 days after the date of death, whichever is the shorter period;

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                    (iv)  Following the death of a grantee after ceasing to be a
Director and during a period when a stock option is exercisable, any outstanding stock option held by the grantee at the time of death shall be exercisable by such person entitled to do so under the will of the grantee, or by such personal representative, at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period.

          (F) Each stock option granted under the Plan prior to the date of a Change in Control shall be immediately exercisable in full beginning on such date, notwithstanding any contrary or inconsistent provisions of the Plan.

          (G) All stock options shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee.

          (H) Fair Market Value of the Common Stock, as of any given date, means (i) if the Common Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the mean between the high and low sales prices on such exchange or over such system on such date or, in the absence of reported sales on such date, the mean between the high and low sales prices on the immediately preceding date on which sales were reported, or (ii) if the Common Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

          (I) The obligation of the Company to issue or deliver shares of Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Company; and (ii) all other applicable laws, regulations, rules and orders which may be in effect.

     Subject to the foregoing provisions of this Section and the other provisions of the Plan, any stock option granted under the Plan may be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 7(G), or an amendment thereto.

     8.   Adjustment and Substitution of Shares.  (a)  If a dividend or
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other distribution shall be declared upon the Common Stock payable in shares of
Common Stock the number of shares of Common stock set forth in Sections 5 and 6, the number of shares of Common Stock then subject to any outstanding stock options and the number of shares of Common Stock which may be issued or delivered under the Plan but which are not then subject to outstanding stock options shall be adjusted by adding thereto the number of shares of Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution.

     (b) If the outstanding shares of Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, statutory stock exchange, merger or consolidation, then there shall be substituted for the numbers of shares of Common Stock set forth in Sections 5 and 6, for the number of shares of Common Stock subject to then outstanding stock options, and for shares of Common Stock which may be issued or delivered under the Plan but which are not then subject to outstanding stock options, the numbers and kind of shares of stock or other securities into which such outstanding shares of Common Stock shall be so changed or for which such shares shall be exchangeable.

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     (c)  In case of any adjustment or substitution as provided for in this
Section 8, the aggregate option price for all shares subject to each outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

     (d) No adjustment or substitution provided for in this Section 8 shall require the Company to issue or deliver or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

     9.   Change in Control. "Change in Control" means any of the following:
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                    (i)   The acquisition, other than from the Company, by any
individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act)), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the then outstanding shares of Common Stock or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding for this purpose, any such acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries, or any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively of the common stock and voting securities of the company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Common Stock or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or

                    (ii) individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the effective date of the Plan whose election or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial election as a Director of the Company is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 4a-11 of Regulation 14A promulgated under the Exchange Act); or

                    (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the Common Stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Company or its sale or other disposition of all or substantially all of the assets of the Company.

     10.  Administration.  (a)  The Plan shall be administered by the
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Compensation Committee of the Board, unless the Board shall appoint another committee of the Board to administer the Plan (in either case, the "Committee"), which shall have full authority to construe and interpret the Plan, to establish, amend and rescind rules and regulations relating to the Plan, and to take all such actions and make all

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such determinations in connection with the Plan as it may deem necessary or desirable. The Board may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however that the Board may condition any amendment or modification on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

          (b) Notwithstanding the provisions of Section 10(a), the selection of Directors to whom stock options are to be granted, the timing of such grants the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option shall be as provided in the Plan, and the Committee shall have no discretion as to such matters.

     11.  Governing Law. The Plan and all actions taken thereunder shall be
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governed and construed in accordance with the laws of the State of Delaware.

     12. Termination of Plan. The Plan shall terminate on the second day following the 2005 annual meeting of stockholders of the Company or on such date as there are no further shares available for issuance under the Plan, but the Board may terminate the Plan at any time prior to either such time.

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